Investor Presentation Third Quarter 2023 October 24, 2023 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, Chief Executive Officer, & President sgardner@ppbi.com 949-864-8000

2© 2023 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, our ability to attract and retain deposits and access to other sources of liquidity; trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational and inflation/deflation risks associated with our business, including the speed and predictability of changes in these risks; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; risks and uncertainties related to our adoption of the SOFR family of interest rates to replace LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments of securities held by us; possible impairment charges to goodwill, including any impairment that may result from increasing volatility in our stock price; the impact of governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; recent or future changes in the FDIC insurance assessment rate; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or limit repurchases of common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, the war in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; climate change, including regulatory, compliance and credit and reputational risks; cybersecurity threats and incidents, and related potential costs and risks, including reputation, financial and litigation risks, natural disasters, earthquakes, fires and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Corporate Overview 4 Third Quarter Performance Highlights 6 Balance Sheet Highlights 9 Asset Quality & Credit Risk Management 16 Loan Metrics 21 Strategy and Technology 27 Culture and Governance 30 Appendix: Non-GAAP Reconciliation 35

PPBI Corporate Overview

5© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(2) Profitability and Credit Quality(2) Assets $20.3 billion ROAA 0.88% Loans HFI(4) $13.3 billion PPNR ROAA(3) 1.27% TCE / TA(3) 9.87% Efficiency Ratio(3) 59.0% Tier 1 Capital Ratio 14.87% NPA / Assets 0.13% Total Capital Ratio 17.74% ACL / Loans 1.42% Premier commercial bank in key metropolitan areas throughout the Western U.S. 1. Market data as of October 23, 2023 2. As of September 30, 2023 or for the three months ended September 30, 2023 3. Please refer to non-U.S. GAAP reconciliation in the appendix 4. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 3Q23 Financial Highlights PACIFIC PREMIER BANCORP, INC. Corporate Overview & Market Data Branch Network 58 Full Service Branch Locations Market Capitalization(1) $2.0 Billion Dividend Yield(1) 6.45% P/TBV(1) 1.03x Pacific Premier Footprint 9 1 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (8) Other Washington (1) Portland MSA (1)

Third Quarter Performance Highlights

7© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Q3 2023 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Includes federally-insured deposits, $596 million of collateralized municipal deposits, and $70 million of privately insured deposits 3. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 4. Including fair value net discount on acquired loans 5. Based on approved borrowing capacity as of October 20, 2023 Operating Results • Net income of $46.0 million, or $0.48 per diluted share • ROAA of 0.88% and ROATCE of 10.1%(1) • Pre-provision net revenue (“PPNR”) of $65.9 million and PPNR ROAA of 1.27%(1) • Net interest margin of 3.12% in Q3 2023 • Efficiency ratio of 59.0%(1) and noninterest expense of $102.2 million Loans • Loan portfolio of $13.3 billion(3) • 3Q 2023 loan yields of 5.21% • Loan / deposit ratio of 82.9%, compared to 82.3% in Q2 2023 • Quarterly loan production of $67.8 million Deposits • Total deposits equaled $16.0 billion • Non-maturity deposits of $13.3 billion, 82.8% of total deposits, cost of non-maturity deposits of 0.89%(1) • Non-interest bearing deposits represent 36.1% of total deposits • 3Q 2023 insured and collateralized deposits(2) comprised 66% of total deposits Capital & Liquidity • Declared quarterly dividend of $0.33 per share • Tangible common equity to tangible assets increased to 9.87%(1) • Tangible book value per share increased to $19.89(1) • Cash position of $1.4 billion with $10.0 billion(5) of available borrowing capacity at September 30, 2023 Asset Quality • Delinquent loans were 0.08% of total loans, nonperforming assets were 0.13% of total assets • Net charge-offs of $6.8 million or 0.05% as a percentage of average total loans • One shared national credit placed on nonaccrual with $1.7 million interest reversed and $3.2 million charge-off • ACL for LHFI of $188.1 million, or 1.42% of loans; total loss absorption capacity equals 1.76% of loans(4)

8© 2023 Pacific Premier Bancorp, Inc. | All rights reserved STRONG CAPITAL POSITION Consolidated PPBI Capital Ratios • Higher consolidated Q3 2023 capital levels that significantly exceed well-capitalized regulatory requirements 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Regulatory standards for “well-capitalized” threshold calculated under Basel III capital rules inclusive of the required conservation buffer Consolidated PPBI Pacific Premier Bank Leverage Ratio 11.13% 10.90% 5.00% Common Equity Tier 1 Ratio (CET1) 14.87% 14.34% 7.00% Tier 1 Ratio 14.87% 14.34% 8.50% Total Capital Ratio 17.74% 17.24% 10.50% Tangible Common Equity Ratio(1) 9.87% 9.59% N/A Leverage Ratio 12.42% 12.15% 5.00% Common Equity Tier 1 Ratio (CET1) 16.59% 15.99% 7.00% Tier 1 Ratio 16.59% 15.99% 8.50% Total Capital Ratio 17.66% 17.05% 10.50% Q3 2023 Q2 2023 Threshold (2) (2) 5.00% 7.00% 8.50% 10.50% 10.90% 14.34% 14.34% 17.24% 11.13% 14.87% 14.87% 17.74% Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio TRBC Ratio Well-Capitalized Req. 2Q23 3Q23

PPBI Balance Sheet Highlights

HIGH QUALITY DEPOSIT FRANCHISE

Total Deposits of $16.0 billion as of September 30, 2023

(dollars in thousands)

	Balance[1]	% of Total	Avg. Cost of Deposits[2]	Spot Cost of Deposits
Noninterest-bearing demand	$ 5,782,305	36%	0.00%	0.00%
Interest-bearing demand	2,598,449	16%	1.62%	1.34%
Money market / savings	4,873,582	31%	1.58%	1.72%
Total non-maturity deposits	13,254,336	83%	0.89%	0.96%
Retail certificates of deposit	1,525,919	9%	3.69%	3.92%
Wholesale/brokered certificates of deposit	1,227,192	8%	4.72%	4.58%
Total maturity deposits	2,753,111	17%	4.24%	4.22%
Total deposits	**$ 16,007,447**	**100%**	**1.50%**	**1.52%**

Relationship-based core deposits

- Well-diversified and granular customer base with strong levels of non-interest bearing deposits reflects our relationship-based business model
- Non-interest bearing deposits comprise 36% of total deposits
- Non-maturity deposit costs of 0.89%[3]
- Uninsured and uncollateralized deposits 34% of total deposits as of September 30, 2023

Quarterly Average Cost of Total Deposits Trend Relative to Fed Funds Rate

Total Average Cost of Deposits = 28% Cumulative Beta 4Q21-3Q23



Federal Funds Rate
Cost of Total Deposits
0.33
1.58
3.08
4.33
4.83
5.08
5.33
0.04
0.06
0.22
0.58
0.94
1.27
1.50
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Deposits Detail as of September 30, 2023

Average Length of Commercial and Consumer Banking Relationship[4] = 12.8 years



Retail CDs, 9%
Brokered Deposits, 8%
Cost of non-maturity deposits: 0.89%
Non-interest Bearing Deposits, 36%
Interest-bearing Non-maturity Deposits, 47%

1. As of September 30, 2023
2. Quarterly average cost
3. Please refer to the non-U.S. GAAP information in the appendix
4. Excludes Commerce Escrow and Exchange, HOA and Pacific Premier Trust relationships

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

10

STRONG LIQUIDITY POSITION

Quarterly Period-end Cash Balance Trends ($ in millions)(2)



$741
$1,103
$1,427
$1,465
$1,402
3.4%
5.1%
6.7%
7.1%
6.9%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Cash and cash equivalents
Cash / total assets

Well-positioned with enhanced liquidity

- Ample cash of $1.4 billion at September 30, 2023 and reduced brokered deposits by $490 million in 3Q23
- Did not access either the FRB discount window or BTFP program during 2023
- Significant secondary sources of liquidity with $10.0 billion(3) of additional available capacity
- Total liquidity coverage ratio of 2.1x to uninsured and uncollateralized deposits(1)(3)

Sources of Liquidity as of September 30, 2023(3)

$ in millions		As of Sept. 30, 2023
Cash and Cash Equivalents(2)	$	1,402
On Balance Sheet Liquidity		1,402
Additional Sources of Liquidity		
Unused FHLB Borrowing Capacity	$	4,575
Correspondent Banks		390
FRB Discount Window		3,031
FRB BTFP		1,972
Total Unused Borrowing Capacity	**$**	**9,968**
Total Liquidity	**$**	**11,370**

3Q23 Liquidity / Uninsured & Uncollateralized Deposits ($ in billions)(1)(3)



2.1x Coverage
$11.4
$5.5
Total Liquidity
Estimated Uninsured & Uncollateralized Deposits

1. Uninsured and uncollateralized deposits estimated as total deposits less federally-insured deposits, $596 million of collateralized municipal deposits, and $70 million of privately insured deposits
2. Also includes interest-bearing time deposits with financial institutions
3. Based on approved borrowing capacity as of October 20, 2023

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

11

WELL STRUCTURED LOAN PORTFOLIO

Loans Outstanding by Type and Weighted Average Rate[1]

	As of September 30, 2023		
	Balance	**% of Total**	**Weighted Average Rate[1]**
Investor real estate secured			
CRE non-owner occupied	$ 2,514,056	18.9 %	4.69%
Multifamily	5,719,210	43.1	3.93%
Construction and land	444,576	3.4	9.11%
SBA secured by real estate[2]	37,754	0.3	9.19%
Total investor real estate secured	8,715,596	65.7	4.44%
Business real estate secured			
CRE owner-occupied	2,228,802	16.8	4.32%
Franchise real estate secured	313,451	2.4	4.73%
SBA secured by real estate[3]	53,668	0.4	8.85%
Total business real estate secured	2,595,921	19.6	4.46%
Commercial loans			
Commercial and industrial	1,588,771	12.0	6.84%
Franchise non-real estate secured	335,053	2.5	4.97%
SBA non-real estate secured	10,667	0.1	9.67%
Total commercial	1,934,491	14.6	6.53%
Retail Loans			
Single family residential	70,984	0.5	6.79%
Consumer	1,958	0.0	6.62%
Total retail loans	72,942	0.5	6.79%
Total loans held for investment	**$ 13,318,950**	**100.4 %**	**4.76%**
Basis adjustment associated with fair value hedge	(48,830)	(0.4)	
Total loans held for investment	$ 13,270,120	100.0 %	

Note: All dollars in thousands, unless noted otherwise

Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower

New Commitments and Prepay / Payoff Trends[4]



New Commitments
Amort. / Payoff / Prepay
Weighted Avg. Rate
$789
4.34%
$569
3Q22
$240
4.61%
$481
4Q22
$117
4.68%
$520
1Q23
$148
4.73%
$583
2Q23
$68
4.76%
$370
3Q23

September 30, 2023 Loan Repricing Structure[5]

Loan Resets and Maturities	<1 Year	1-2 Year	2-3 Years	>3 Years	Total
Prime	7.6%	0.1%	0.1%	0.3%	8.1%
6M SOFR	6.0%	1.8%	0.8%	4.4%	13.0%
Long Tenor UST / Swap	3.4%	2.3%	2.6%	4.9%	13.2%
Other Indexed Rate Loans	7.3%	1.8%	9.3%	17.3%	35.7%
Total Variable Rate Loans	**24.3%**	**6.0%**	**12.8%**	**26.9%**	**70.0%**
Fixed Rate Loans[1]	1.4%	1.4%	2.1%	25.1%	30.0%
Total Loans	**25.7%**	**7.4%**	**14.9%**	**52.0%**	**100.0%**



Variable 24%
Adjustable 46%
Fixed 19%
Fixed with Variable Swap 11%

1. As of September 30, 2023 and excludes the impact of fees, discounts and premiums
2. SBA loans that are collateralized by hotel real property
3. SBA loans that are collateralized by real property other than hotel real property
4. Dollars in millions, Payoff & Prepayment includes prepayments, maturities and normal amortization.
5. As of September 30, 2023, and includes $1.4 billion of variable swaps on fixed rate loans, Loan balances reflect unpaid principal balance and do not include capitalized costs and fees

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

12

HIGH PERFORMING LOAN PORTFOLIO

Loans Outstanding by Type(1)


Multifamily
43%
$13.3
Billion
Commercial Real Estate
22%
Commercial & Business
34%
Consumer
1%

Diversified loan portfolio

- Granular loan portfolio reflects deep and long-tenured client relationships – we lend to well-established businesses and real estate operators.
- Conservative, cash-flow lender with a long history of proactive and effective credit risk management.
- Commercial loans with diverse set of industries across Western U.S.

Commercial & Business Loans by Industry(2)


Agriculture, Forestry, Fishing and Hunting 4%
Other 8%
Accommodation and Food Services 17%
Finance and Insurance 4%
Public Administration 4%
Professional, Scientific, and Technical Services 4%
Construction 11%
Educational Services 5%
Wholesale Trade 5%
Manufacturing 9%
Retail Trade 6%
Other Services (except Public Administration) 8%
Real Estate and Rental and Leasing 7%
Health Care and Social Assistance 8%

CRE Loans Maturity Profile as of September 30, 2023

CRE Loans Maturity Profile	<1 Year	1-2 Years	2-3 Years	3-5 Years	>5 Years	Total
Multifamily	0.3%	0.5%	0.8%	2.5%	39.0%	43.1%
CRE Owner-Occupied	0.4%	0.3%	0.7%	1.5%	14.0%	16.9%
CRE Non-Owner Occupied	1.2%	1.2%	1.6%	3.0%	12.0%	19.0%
Total	**1.9%**	**2.0%**	**3.1%**	**7.0%**	**65.0%**	**79.0%**

- **CRE maturities well-distributed into future periods**
- **Limited exposure to maturity over the next several years**

1. As of September 30, 2023 excludes the basis adjustment associated with the application of hedge accounting on certain loans
2. Commercial and business loans, distribution by North American Industry Classification (NAICS)

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

13

14© 2023 Pacific Premier Bancorp, Inc. | All rights reserved < 1 Year 24% 1-3 Years 36% 3-5 Years 12% > 5 Years 28% SECURITIES PORTFOLIO Investment Securities as of September 30, 2023 Highly-rated securities portfolio • Investment securities totaled $3.7 billion, or 18.0% of total assets as of September 30, 2023(1) • 3Q23 AFS pre-tax unrealized loss position of $296.7 million, or $212.3 million net of tax in accumulated other comprehensive loss, at September 30, 2023 • Q3 2023 average yield of 2.70%(1) $3.7 Billion 1. For AFS and HTM securities, includes FRB Stock and FHLB stock for yields AFS Duration as of September 30, 2023 3.3 Years AFS Duration 6.0 Years Total Portfolio Duration Securities Mix as September 30, 2023 AFS 52% HTM 48% Muni Bonds 32% MBS 25% CMO 18% Treasurys 0% Agency 11% Corp & Bank Notes 14% Other 0%

15© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NET INTEREST MARGIN Net Interest Margin 3Q NIM narrowed from prior quarter, as higher interest rates and remix toward higher-cost funding sources offset higher earning asset yields Loan Yields Cost of Funds and Cost of Deposits Relative to Fed Funds Rate Factors Affecting Net Interest Margin Increase Decrease (1) 1. Period-end Fed Funds Rate at each respective quarter-end 3.61% 3.61% 3.44% 3.33% 3.12% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Reported Net Interest Margin 0.22% 0.58% 0.94% 1.27% 1.50% 0.38% 0.77% 1.15% 1.45% 1.67% 3.08% 4.33% 4.83% 5.08% 5.33% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Cost of Deposits Cost of Funds Fed Funds Rate 4.61% 4.94% 5.10% 5.27% 5.21% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Reported Loan Yield

Asset Quality & Credit Risk Management

LOAN PORTFOLIO & CECL

CECL model update

- Reserves reflect changes in asset quality offset by change in loan balances and portfolio composition

Allowance for Credit Losses by Loan Type

(dollars in thousands)	September 30, 2023 ACL Balance	% of Segment
Investor loans secured by real estate		
CRE non-owner occupied	$ 31,583	1.26%
Multifamily	55,221	0.97%
Construction and land	8,506	1.91%
SBA secured by real estate[(1)]	2,199	5.82%
Business loans secured by real estate		
CRE owner-occupied	29,086	1.31%
Franchise real estate secured	7,566	2.41%
SBA secured by real estate[(2)]	4,562	8.50%
Commercial loans		
Commercial and industrial	32,497	2.05%
Franchise non-real estate secured	15,779	4.71%
SBA non-real estate secured	472	4.42%
Retail loans		
Single family residential	491	0.69%
Consumer loans	136	6.95%
ACL for Loans HFI	**$ 188,098**	**1.42%**

ACL for LHFI + Fair Value Mark

(dollars in thousands)	Balance	% of Total Loans Held for Investment
ACL for LHFI	$ 188,098	1.42%
Plus: Fair Value Mark on Acquired Loans[(3)]	46,198	0.35%
Total ACL & Fair Value Mark[(3)]	**$ 234,296**	**1.76%**

Combined Loss Absorption Capacity

ACL for LHFI Change Attributions ($ in millions)



$192.3
$16.2
($20.4)
$188.1
ACL for LHFI Balance June 30, 2023
Econmic and Modeling Changes
Portfolio Changes
ACL for LHFI Balance Sep 30, 2023
Increase
Decrease

1. SBA loans that are collateralized by hotel real property
2. SBA loans that are collateralized by real property other than hotel real property
3. Adds back the FV discount to the loans held for investment

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

17

18© 2023 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of LHFI) Classified Loans (% of Total Loans) Net Charge-offs (% of Average Loans) Asset quality remains strong reflecting disciplined credit risk management Note: Dollars in millions $60.5 $30.9 $30.4 $17.4 $25.9 0.28% 0.14% 0.14% 0.08% 0.13% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Nonperforming Assets ($ in millions) NPAs / Assets $41.3 $43.3 $20.8 $31.0 $10.9 0.28% 0.30% 0.15% 0.23% 0.08% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Past Due Loans ($ in millions) PD Loans / Loans HFI $1.1 $3.8 $3.3 $3.7 $6.8 0.01% 0.03% 0.02% 0.03% 0.05% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Net Charge-offs (Recoveries) ($ in millions) NCOs / Avg Loans $110.1 $149.3 $161.1 $119.9 $149.3 0.74% 1.02% 1.14% 0.88% 1.12% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Classified Loans ($ in millions) Classified Loans / Loans HFI

19© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 0.13% 4.21% - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $68 billion as of June 30, 2023

20© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE loans through multiple cycles • 66% of loans included in CRE concentration at September 30, 2023 are multifamily loans with historically strong performance • CRE concentrations are well-managed across the organization and stress-tested semiannually Opus Acquisition LOW RISK CRE LOAN PORTFOLIO 627% 499% 415% 372% 310% 349% 376% 275% 356% 285% 385% 327% 0% 100% 200% 300% 400% 500% 600% 700% 800% Construction CRE NOO Multifamily CRE Concentration Ratio

Selected Loan Metrics Third Quarter 2023

22© 2023 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: MULTIFAMILY • Disciplined underwriting focuses on true cash flow, using the lesser of actual or market rents and market vacancy, not projections or positive market trends • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well diversified across geographies and project types • Loans to seasoned owners of multifamily properties with extensive operating experience • Limited non-recourse lending reflects seasoned stabilized properties with modest leverage and strong operating results • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Characteristics – Multifamily Loan Balance Outstanding $5.7 billion Number of Loans 2,390 Average Loan Size $2.4 million Loan-to-Value (Weighted Average) 58% DSCR (Weighted Average)* 1.67x Seasoning (Weighted Average) 39 months Portfolio Fundamentals *DSCR is computed using the most recent NOI provided and annualized current payment amount By # of Units By Geography(1) 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. By # of Units By Geography(1) 10 or fewer units 20% 11-25 units 28% 26-50 units 19% 51-100 units 19% 101+ units 14% Los Angeles 38% Orange County 4% Riverside 2% San Bernardino 2% San Diego 6% San Luis Obispo 1% Santa Barbara 1% Ventura 1% Other CA 13% AZ 8% NV 3% WA 12% Other States 9%

23© 2023 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NON-OWNER OCCUPIED • Disciplined underwriting standards emphasize actual cash flow coverage of debt service and strong collateral support • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or proformas • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well-diversified across geographies and property types • Seasoned owners and managers of income properties • 80% of loans are to borrowers who maintain a deposit relationship • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Characteristics – CRE Non-Owner Occupied Loan Balance Outstanding(1) $2.5 billion Number of Loans 1,274 Average Loan Size $2.0 million Loan-to-Value (Weighted Average) 49% DSCR (Weighted Average)(2) 1.89x Seasoning (Weighted Average) 56 months 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1)Excludes SBA loans (2)DSCR is computed using the most recent NOI provided and annualized current payment amount By Property Type By Geography(1) Hotel and Motel 12% Industrial 13% Office 26% Retail 33% Other 16% Los Angeles 26% Orange County 14% Riverside 5% San Bernardino 3% San Diego 7% San Luis Obispo 7% Santa Barbara 3% Ventura 1% Other CA 9% AZ 7% NV 6% WA 4% Other States 8%

INVESTOR REAL ESTATE SECURED: CRE NOO RETAIL AND OFFICE

Retail: By Geography(1)


Ventura
1%
Santa Barbara
2%
San Luis Obispo
5%
San Diego
5%
San Bernardino
2%
Riverside
5%
Other CA
10%
AZ
8%
NV
9%
WA
2%
Other States
8%
Los Angeles
29%
Orange County
14%

Office: By Geography(1)


Other CA
2%
Ventura
1%
Santa Barbara
3%
San Luis Obispo
9%
San Diego
7%
San Bernardino
1%
Riverside
4%
AZ
8%
NV
3%
WA
6%
Other States
11%
Los Angeles
25%
Orange County
20%

1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county.

Portfolio Characteristics – Retail and Office CRE NOO

	Retail	Office
Loan Balance Outstanding(1)	$835.2 million	$653.2 million
Number of Loans	364	244
Average Loan Size	$2.3 million	$2.7 million
Loan-to-Value (Weighted Average)	49%	53%
DSCR (Weighted Average)(2)	1.66x	1.56x

(1)Excludes SBA and Franchise loans
(2)DSCR is computed using the most recent NOI provided and annualized current payment amount

Portfolio Fundamentals

- Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering tenant profile, lease expirations, rollover risk and capital costs
- Portfolios are well diversified across geographies and property types

Retail

- PPBI lends on seasoned Class B and C strip and neighborhood centers in well established higher density markets
- No exposure to malls and minimal exposure to big-box retailers

Office

- PPBI lends on seasoned Class B and C properties located near job centers, emphasis on suburban metro markets
- Minimal exposure to Class A high-rise projects or to central business districts

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved
24

COMMERCIAL AND INDUSTRIAL

By Industry[1]



Administrative
3%
Entertainment
2%
Retail Trade
2%
Transport and Warehouse
2%
Educational Services
2%
Accommodation and Food Services
1%
Agriculture
3%
Professional Services
5%
Wholesale Trade
3%
Information
3%
Real Estate
9%
Public Administration
11%
Manufacturing
11%
Construction
22%
Other Services
8%
Financial Services
9%
Health Care
4%

By Geography[2]



NV
1%
AZ
4%
WA
4%
Other States
11%
Other CA
10%
Los Angeles
27%
Ventura
2%
Santa Barbara
2%
San Luis Obispo
4%
San Diego
8%
Riverside
10%
Orange County
13%
San Bernardino
4%

1 Distribution by North American Industry Classification System (NAICS)
2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county.

Portfolio Characteristics – Commercial and Industrial

Loan Balance Outstanding (1)	$1.6 billion
Number of Loans	4,601
Average Loan Size	$345,000
Number of Relationships	3,271
Average Relationship Size (2)	$1 million

(1) Excludes SBA and Franchise loans
(2) Based on commitment

C&I Portfolio Fundamentals

- Commercial & Industrial loans focused on small and middle market businesses
- Portfolio is well diversified by industry and geography
- 88% of borrowers have a deposit relationship
- Repayment based on operating cash flows of the business
- Disciplined underwriting based on actual results, not projections

Shared National Credit Portfolio

- Portfolio is well diversified by industry and geography
- Legacy line of business acquired from Opus with 16 relationships at September 30, 2023
- 22 Loans totaling $201 million in outstanding balances, or 1.5% of total loans at Sept. 30, 2023

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

25

26© 2023 Pacific Premier Bancorp, Inc. | All rights reserved BUSINESS REAL ESTATE SECURED: CRE OWNER OCCUPIED • Relationship borrowers who are core banking clients of PPBI and maintain their business banking relationship with PPBI • Repayment based on operating cash flows of the business • Businesses are well established with documented, historical positive operating cash flow • Business loans secured by owner occupied commercial real estate that is utilized as part of the business operations • Disciplined underwriting based on actual business cash flows, not projections • Portfolio is well diversified by industry and geography Portfolio Characteristics – CRE Owner Occupied Loan Balance Outstanding(1) $2.2 billion Number of Loans 1,423 Average Loan Size $1.6 million Loan-to-Value (Weighted Average) 52% Seasoning (Weighted Average) 47 months 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1) Excludes SBA and Franchise loans By Geography(2) By Industry(1) Manufacturing 11% Health Care 13% Retail Trade 9% Real Estate 6% Other Services 11% Accommodation and Food Services 6% Construction 7% Educational Services 8% Agriculture 5% Wholesale Trade 8% Professional Services 5% Entertainment 3% Financial Services 2% Transport and Warehouse 2% Administrative and Support 3% Other 1% Los Angeles 31% Orange County 10% Riverside 16% San Bernardino 9% San Diego 6% San Luis Obispo 5% Santa Barbara 5% Ventura 3% Other CA 6% AZ 3% NV 2% WA 1% Other States 3%

Strategy and Technology Overview

28© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total client transparency throughout the organization using proprietary Salesforce™ enabled platform ™ Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the client, allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360™, provides employees the right tools to deliver best-in-class services Digital Marketing Management Marketing automation that sends electronic communications to prospective and existing clients on behalf of Pacific Premier ™

29© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CLIENT ACQUISITION - PREMIER 360™ New Client Acquisition Onboarding Clients Premier360™ Reporting  Premier360™ is the central database of all potential banking clients and referral sources  Each relationship manager owns a targeted number of prospects and referral sources which they call regularly  Marketing campaigns are customized, targeted and delivered digitally to prospective clients enabling better call penetration  All client onboarding starts and finishes through Premier360™ – universal client view as every business unit has visibility of each prospective and existing client  Each potential banking relationship is customized to the current and future banking needs of the client  Clients have a dedicated relationship manager that owns the relationship  All potential client and referral source calls and appointments are tracked with activity reports in Premier360™  All business units have access to onboarding pipeline to track progress to ensure client expectations are met  All existing client calls and appointments are tracked in Premier360™ to foster stronger relationships

PPBI Culture and ESG

31© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER Our culture is defined by our Success Attributes and they are the foundation of our “one bank, one culture” approach Organizational Culture Integrity • Do the right thing, every time. • Conduct business with the highest ethical standards. • Take responsibility for your actions. Improve • Improvement is incremental. Small changes over time have a significant impact. • Mistakes happen. Learn from them and don’t repeat them. • Be responsible for your personal and professional development. Communicate • Over-communicate. • Provide timely and complete information to all stakeholders. • Collaborate to make better decisions. Achieve • Results matter. • Be open to achieving results in new ways. • A winning attitude is contagious. Urgency • Operate with a sense of urgency. • Be thoughtful, making decisions in a timely manner. • Act today, not tomorrow.

COMMITMENT TO ESG

We are focused on transparency and continuous improvement in ESG

Environmental
ISS QualityScore: **3**

Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact

- Disclosed Scope 1 and Scope 2 greenhouse gas emissions. Evaluated relevancy of Scope 3 factors.
- Established Climate-related Credit Risk Working Group and implemented enhanced climate risk procedures for credit underwriters
- Sourced 38% of electricity at a key headquarter building from renewable resources
- Materially reduced purchases of single-use cups, plates, and utensils in our offices

Social
ISS QualityScore: **3**

Our commitment to our communities, customers and employees is at the core of our ESG strategy(2)

Equitable Access & Financial Inclusion

$76.1M in lending to small businesses and small farms

103k participants reached through financial literacy initiatives

Community Support

7,500 Volunteer Hours

430+ Community Partnerships

Governance
ISS QualityScore: **1**

Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization

- Under the Board, efforts to control and mitigate ESG-related risks are being implemented consistent with the three-line of defense model
- **50%** of Board committees chaired by women
- **45%** of Independent Directors are women and/or of ethnic diversity

Commitment to Human Capital

- Refined **Premier Inclusion** program and strategy to promote initiatives related to diversity, equity and inclusion
- Increased **outreach efforts** to better identify and attract diverse candidates
- 2023 Gallup **employee engagement** survey surpassed average participation rates at 91%



% OF WOMEN IN MANAGEMENT ROLES
52%
56%
2021
2022
% WOMEN NEW HIRES
55%
57%
2021
2022
% OF WOMEN PROMOTIONS
64%
64%
2021
2022
% OF MINORITIES IN MANAGEMENT ROLES
40%
42%
2021
2022
% OF MINORITY NEW HIRES
57%
61%
2021
2022
% OF MINORITY PROMOTIONS
51%
64%
2021
2022

Commitment to Continuous Improvement

- Published annual **Corporate Social Responsibility Report** including SASB and TCFD metrics
- Conducted first line of defense **ESG awareness training**
- Recognized as a **Civic 50 Honoree** for the third consecutive year by the Orange County Business Journal
- Awarded an **Outstanding** rating in our last two consecutive Community Reinvestment Act (CRA) exams
- Boosted employee **cybersecurity training** and communication

1. Management = any individual with direct reports 2. Equitable Access & Financial Inclusion and Community Support data is for the 12-month period ended December 31, 2022

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

32

BOARD REFRESHMENT & EVALUATION PROCESS

Commitment to regular refreshment to evolve our Board in line with our strategy

Process Overview

- Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors
- The Board believes in and actively practices diversity and inclusion, with 45% of its independent directors demonstrating gender or ethnic diversity at 9/30/2023

Key Selection Criteria

- ✓ Integrity and independence
- ✓ Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience
- ✓ Substantial accomplishments, and prior or current association with institutions noted for their excellence
- ✓ Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment
- ✓ Banking/Financial Services expertise
- ✓ Public company oversight experience
- ✓ Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, data security, technology, climate-related risk oversight and corporate social responsibility
- ✓ Special skills, expertise or background that add to and complement the Board's range of skills
- ✓ Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make
- ✓ Availability and energy necessary to perform duties as a director

Our Process in Action

Six Independent Directors
Added Since 2019

2022
Rose McKinney-James
Managing Principal, Energy Works LLC and McKinney-James & Associates Director, MGM Resorts International

Stephanie Hsieh
General Partner and Chief Strategy Officer of Noblespace and prior Executive Director, Biocom California

2021
George Pereira
Prior COO and CFO, Charles Schwab Investment Management Inc.

2020
Richard Thomas
Prior EVP / CFO, CVB Financial Corp. Former Partner, Deloitte

2019
Barbara Polsky
Senior Advisor, Jiko Group, Inc. and prior Partner Manatt, Phelps & Phillips, LLP

2019
Jaynie Studenmund
Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings

Independent Director Tenure
As of 9/30/2023



0-4 Years 55%
Average Tenure
5.5 Years
10+ Years 18%
5-9 Years 27%

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

33

34© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  Shareholder value is our key focus – building long-term value for our owners  Our culture differentiates us and drives fundamentals for all stakeholders  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation  Financial results remain solid – strong capital ratios and core earnings  Emphasis on risk management is a key strength of our organization  We have maintained a strong credit culture in both good times and bad  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011

Appendix: Information - Non-GAAP Reconciliation

NON-U.S. GAAP FINANCIAL MEASURES

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	As of December 31,									As of				
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Sept. 30, 2022	Dec. 31, 2022	March 31, 2023	June 30, 2023	Sept. 30, 2023
Total stockholders' equity	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697	$ 2,012,594	$ 2,746,649	$ 2,886,311	$ 2,735,396	$ 2,798,389	$ 2,831,161	$ 2,849,134	$ 2,855,534
Less: intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	960,340	956,900	953,729	950,674	947,619
Tangible common equity	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**	**$ 1,120,960**	**$ 1,762,573**	**$ 1,915,428**	**$ 1,775,056**	**$ 1,841,489**	**$ 1,877,432**	**$ 1,898,460**	**$ 1,907,915**
Total assets	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387	$ 11,776,012	$ 19,736,544	$ 21,094,429	$ 21,619,201	$ 21,688,017	$ 21,361,564	$ 20,747,883	$ 20,275,720
Less: Intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	960,340	956,900	953,729	950,674	947,619
Tangible assets	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,370**	**$ 7,488,158**	**$ 10,578,105**	**$ 10,884,378**	**$ 18,752,468**	**$ 20,123,546**	**$ 20,658,861**	**$ 20,731,117**	**$ 20,407,835**	**$ 19,797,209**	**$ 19,328,101**
Tangible common equity ratio	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**	**10.30%**	**9.40%**	**9.52%**	**8.59%**	**8.88%**	**9.20%**	**9.59%**	**9.87%**
Basic shares outstanding	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755	59,506,057	94,483,136	94,389,543	95,016,767	95,021,760	95,714,777	95,906,217	95,900,874
Book value per share	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52	$ 33.82	$ 29.07	$ 30.58	$ 28.79	$ 29.45	$ 29.58	$ 29.71	$ 29.78
Less: intangible book value per share	1.44	1.69	2.69	4.03	11.60	14.55	14.98	10.42	10.29	10.11	10.07	9.96	9.91	9.88
Tangible book value per share	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**	**$ 18.84**	**$ 18.65**	**$ 20.29**	**$ 18.68**	**$ 19.38**	**$ 19.61**	**$ 19.79**	**$ 19.89**

Note: All dollars in thousands, except per share data

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

36

37© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 9/30/2023 6/30/2023 9/30/2022 Net income 46,030$ 57,636$ 73,363$ Plus: amortization of intangible assets expense 3,055 3,055 3,472 Less: amortization of intangible assets expense tax adjustment 868 868 991 Net income for average tangible common equity 48,217$ 59,823$ 75,844$ Average stockholders' equity 2,861,965$ 2,843,361$ 2,775,124$ Less: average intangible assets 48,150 51,180 61,101 Less: average goodwill 901,312 901,312 901,312 Average tangible common equity 1,912,503$ 1,890,869$ 1,812,711$ Return on average equity(1) 6.43% 8.11% 10.57% Return on average tangible common equity(1) 10.08% 12.66% 16.74% Three Months Ended

NON-U.S. GAAP FINANCIAL MEASURES

For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of investment securities, other income – security recoveries, gain/(loss) on sale from other real estate owned, and loss from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Q1 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Total noninterest expense	$ 50,815	$ 54,938	$ 73,332	$ 98,063	$ 167,958	$ 249,905	$ 259,065	$ 381,119	$ 380,277	$ 396,670	$ 97,648	$ 100,866	$ 99,182	$ 101,352	$ 100,644	$ 102,185
Less: amortization of intangible assets expense	764	1,014	1,350	2,039	6,144	13,594	17,245	17,072	15,936	13,983	3,592	3,472	3,440	3,171	3,055	3,055
Less: merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-	-	-	-	-	-
Less: other real estate owned operations, net	618	75	121	385	72	4	160	1	-	-	-	-	-	108	8	(4)
Noninterest expense, adjusted	**$ 42,507**	**$ 52,359**	**$ 67,062**	**$ 91,251**	**$ 140,740**	**$ 217,853**	**$ 241,004**	**$ 314,917**	**$ 364,336**	**$ 382,687**	**$ 94,056**	**$ 97,394**	**$ 95,742**	**$ 98,073**	**$ 97,581**	**$ 99,134**
Net interest income	$ 58,444	$ 73,635	$ 106,299	$ 153,075	$ 247,502	$ 392,711	$ 447,301	$ 574,211	$ 662,374	$ 697,112	$ 161,839	$ 181,112	$ 181,396	$ 168,610	$ 160,092	$ 149,548
Plus: total noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	107,850	88,748	25,894	20,164	20,497	21,186	20,539	18,551
Less: net gain (loss) from investment securities	1,544	1,547	290	1,797	2,737	1,399	8,571	13,882	16,906	1,710	2,134	(393)	-	138	-	-
Less: other income - security recoveries[1]	(4)	(29)	-	(205)	1	4	2	2	10	-	-	-	-	-	-	-
Less: net gain (loss) from other real estate owned	-	-	-	18	46	281	52	(112) -		-	-	-	-	-	106	-
Less: net gain (loss) from debt extinguishment	-	-	-	-	-	-	(612)	-	(180)	-	-	-	-	-	-	-
Revenue, adjusted	**$ 65,715**	**$ 85,494**	**$ 120,397**	**$ 171,067**	**$ 275,832**	**$ 422,054**	**$ 474,524**	**$ 631,764**	**$ 753,488**	**$ 784,150**	**$ 185,599**	**$ 201,669**	**$ 201,893**	**$ 189,658**	**$ 180,525**	**$ 168,099**
Efficiency ratio	**64.7%**	**61.3%**	**55.9%**	**53.6%**	**51.0%**	**51.6%**	**50.8%**	**49.8%**	**48.4%**	**48.8%**	**50.7%**	**48.3%**	**47.4%**	**51.7%**	**54.1%**	**59.0%**

Note: All dollars in thousands

1. Losses from 2013-2016 related to Other Than Temporary Impairment

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

38

NON-U.S. GAAP FINANCIAL MEASURES

Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Interest income	$ 63,800	$ 81,339	$ 118,356	$ 166,605	$ 270,005	$ 448,423	$ 526,107	$ 630,726	$ 696,739	$ 768,578	$ 199,025	$ 217,781	$ 221,343	$ 225,388	$ 224,062
Interest expense	5,356	7,704	12,057	13,530	22,503	55,712	78,806	56,515	34,365	71,466	17,913	36,385	52,733	65,296	74,514
Net interest income	58,444	73,635	106,299	153,075	247,502	392,711	447,301	574,211	662,374	697,112	181,112	181,396	168,610	160,092	149,548
Noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	107,850	88,748	20,164	20,497	21,186	20,539	18,551
Revenue	67,255	87,012	120,687	172,677	278,616	423,738	482,537	645,536	770,224	785,860	201,276	201,893	189,796	180,631	168,099
Noninterest expense	50,815	54,938	73,332	98,063	167,958	249,905	259,065	381,119	380,277	396,670	100,866	99,182	101,352	100,644	102,185
Add: merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-	-	-	-	-
Pre-provision net revenue	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 389,952**	**$ 389,190**	**$ 100,410**	**$ 102,711**	**$ 88,444**	**$ 79,987**	**$ 65,914**
Pre-provision net revenue[1]	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 389,952**	**$ 389,190**	**$ 401,640**	**$ 410,844**	**$ 353,776**	**$ 319,948**	**$ 263,656**
Average assets	**$ 1,441,555**	**$ 1,827,935**	**$ 2,621,545**	**$ 3,601,411**	**$ 6,094,883**	**$ 9,794,917**	**$11,546,912**	**$16,817,242**	**$20,492,402**	**$21,513,428**	**$21,687,436**	**$21,728,933**	**$21,684,873**	**$21,058,006**	**$20,805,787**
PPNR / average assets	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**1.90%**	**1.81%**	**0.46%**	**0.47%**	**0.41%**	**0.38%**	**0.32%**
PPNR / average assets[1]	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**1.90%**	**1.81%**	**1.85%**	**1.89%**	**1.63%**	**1.52%**	**1.27%**

Note: All dollars in thousands

1. Annualized

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39

40© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of non-maturity deposits is a non-GAAP financial measure derived from GAAP-based amounts. Cost of non-maturity deposits is calculated as the ratio of non- maturity deposit interest expense to average non-maturity deposits. We calculate non-maturity deposit interest expense by excluding interest expense for all certificates of deposit from total deposit expense, and we calculate average non-maturity deposits by excluding all certificates of deposit from total deposits. Management believes cost of non-maturity deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q3 2023 Q2 2023 Q3 2022 Total deposits interest expense 62,718$ 53,580$ 9,873$ Less: certificates of deposit interest expense 13,398 10,306 1,420 Less: brokered certificates of deposit interest expense 19,174 18,869 3,827 Non-maturity deposit expense 30,146$ 24,405$ 4,626$ Total average deposits 16,543,917$ 16,876,251$ 17,732,822$ Less: average certificates of deposit 1,439,531 1,286,160 835,645 Less: average brokered certificates of deposits 1,611,726 1,767,970 702,785 Average non-maturity deposits 13,492,660$ 13,822,121$ 16,194,392$ Cost of non-maturity deposits 0.89% 0.71% 0.11%